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                                                                  EXHIBIT 10.1



                  THIS LEASE, dated the 31st day of March 1998
                  Between HILTON REALTY CO. OF PRINCETON
                          194 Nassau Street, Princeton, New Jersey 08542
                                    hereinafter referred to as the Landlord, and
Parties           YARDVILLE NATIONAL BANK
                  3111 Quakerbridge Road
                  Mercerville, NJ 08619
                                          hereinafter referred to as the Tenant,
                  WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the Township of Hopewell County of Mercer and State of New Jersey. Space consisting of 1,432 square feet using exterior dimensions* and being located in the Pennington Shopping Center on the southeast corner of Route 31 and West Delaware Avenue. *See Paragraph 55th of Addendum "A" to Lease.
Premises
                          SEE ADDENDUM "B" FOR LOCATION OUTLINED IN RED.


Term                 The term of this demise shall be for five (5) years
                  beginning on or about May 1, 1998 and ending on or about April 30, 2003. See Paragraph 50th of Addendum "A" to Lease.
Rent                 The rent for the demised term shall be ONE HUNDRED TEN
                  THOUSAND AND NINE HUNDRED SEVENTY-NINE AND 96/100 DOLLARS ---- ($110,979.96), which shall accrue at the yearly rate of
                     $20,763.96 for the first lease year;
                     $21,480.00 for the second lease year;
                     $22,196.04 for the third lease year;
                     $22,911.96 for the fourth lease year;
                     $23,628.00 for the fifth lease year.

                     The said rent is to be payable monthly in advance on the
                  first day of each calendar month for the term hereof, in installments as follows:
Payment              $1,730.33 per month for the first lease year;
of Rent              $1,790.00 per month for the second lease year;
                     $1,849.67 per month for the third lease year;
                     $1,909.33 per month for the fourth lease year;
                     $1,969.00 per month for the fifth lease year.

                  at the office of Hilton Realty Co. of Princeton, 194 Nassau Street, Princeton, NJ 08542 or as may be otherwise directed by the Landlord in writing.

                        THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

Peaceful             First. -- The Landlord covenants that the Tenant, on
Possession        paying the said rental and performing the covenants and
                  conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

Purpose              Second. -- The Tenant covenants and agrees to use the
                  demised premises as a bank and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

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                     Third. -- The Tenant shall, without any previous demand
Default in        therefor, pay to the Landlord, or its agent, the said rent at
Payment of        the times and in the manner above provided. In the event of
Rent              the non-payment of said rent, or any installment thereof, at the times and in the manner above provided, and if the same shall remain in default for ten days after becoming due, of if the Tenant shall be dispossessed for non-payment of rent, or if the leased premises shall be deserted or vacated, the
                  Landlord or its agents shall have the right to and may enter
Abandonment       the said premises as the agent of the Tenant, either by force
of Premises       or otherwise, without being liable for any prosecution or
                  damages therefor, and may relet the premises as the agent of the Tenant, and receive the rent therefor, upon such terms as shall be satisfactory to the Landlord, and all rights of the
Re-entry and      Tenant to repossess the premises under this lease shall be
Reletting by      forfeited. Such re-entry by the Landlord shall not operate to
Landlord          release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and
                  condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the
                  reletting is insufficient to satisfy the monthly or term rent
Tenant Liable     provided in this lease, the Landlord, at its option, may
for Deficiency    require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition
Lien of           to any statutory lien or right to distrain that may exist, on
Landlord to       all personal property of the Tenant in or upon the demised
Secure            premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the
                  Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the
                  Tenant hereby waiving the benefit of all laws exempting
Performance       property from execution, levy and sale on distress or
Attorney's Fees   judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

Sub-letting and      Fourth. -- The Tenant shall not sub-let the demised
Assignment        premises nor any portion thereof, nor shall this lease be
                  assigned by the Tenant without the prior written consent of the Landlord endorsed hereon, which consent shall not be unreasonably withheld.

Condition of         Fifth. -- The Tenant has examined the demised premises, and
Premises,         accepts them in their present condition (except as otherwise
Repair            expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The
                  Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any alterations, additions, or improvements to said premises without the


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Alterations and     prior written consent of the Landlord. All erections,
Improvements        alterations and improvements, whether temporary or
                    permanent in character, which may be made upon the
                    premises either by the Landlord or the Tenant, except
                    furniture or movable trade fixtures installed at the
                    expense of the Tenant, shall be the property of the
                    Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this
Sanitation,         Lease, without compensation to the Tenant. The Tenant
Inflammable         further agrees to keep said premises and all parts thereof
Materials           in a clean and sanitary condition and free from trash,
                    inflammable material and other objectionable matter. If
                    this lease covers premises, all or a part of which are on
Sidewalks           the ground floor, the Tenant further agrees to keep the
                    sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.

Mechanics'                 Sixth.--In the event that any mechanics' lien is
Liens filed against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option, after thirty days' notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

Glass                      Seventh.--The Tenant agrees to replace at the
                    Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

Liability of               Eighth.--The Landlord shall not be responsible for
Landlord the loss of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.

Services and               Ninth.--Utilities and services furnished to the
Utilities           demised premises for the benefit of the Tenant shall be
                    provided and paid for as follows: water and sewer by the Tenant; gas by the Tenant; electricity by the Tenant; heat by the Tenant; refrigeration by the Tenant; hot water by the Tenant. Electric, gas, equipment maintenance, replacement of equipment and yearly service of equipment which supplies heat, air and electric to the demised premises covered by this lease are to be paid for by the Tenant with no portion thereof to be reimbursed or paid for by the Landlord. The
                    Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

Right to Inspect           Tenth.--The Landlord, or its agents, shall have the
and Exhibit         right to enter the demised premises at reasonable hours in the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof
                    (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

Damage by Fire,            Eleventh.--In the event of the destruction of the
Explosion,          demised premises or the building containing the said
The Elements        premises by fire, explosion, the elements or otherwise
or Otherwise        during the term hereby created, or previous thereto, or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of the Landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

Observation                Twelfth.--The Tenant agree to observe and comply with
of Laws,            the laws, ordinances, rules and regulations of the Federal,
Ordinances,         State, County and Municipal authorities applicable to the
Rules and           business to be conducted by the Tenant in the demised
Regulations         premises. The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

Signs                      Thirteenth.--No sign, advertisement or notice shall
                    be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

Subordination              Fourteenth.--This lease is subject and is hereby
to Mortgages        subordinated to all present and future mortgages, deeds of
and Deeds           trust and other encumbrances affecting the demised premises
of Trust            or the property of which said premises are a part. The
                    Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

Sale of                    Fifteenth.--
Premises

Rules and                  Sixteenth.--The rules and regulations regarding the
Regulations of      demised premises, affixed to this lease, if any, as well as
Landlord            any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and the Tenant's employees, agents and customers. The
                    Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so make and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

Violation of               Seventeenth.--In case of violation by the Tenant of
Covenants,          any of the covenants, agreements and conditions of this
Forfeiture of       lease, or of the rules and regulations now or hereafter to
Lease, Re-entry     be reasonably established by the Landlord, and upon failure
by Landlord         to discontinue such violation within ten days after notice thereof given to the Tenant, this lease shall thenceforth, at the option of the Landlord, become null and void, and the
                    Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such
Non-waiver          violation as aforesaid. No waiver by the Landlord of any
of Breach           violation or breach of condition by the Tenant shall
                    constitute or be construed as a waiver of any other
                    violation or breach of condition, nor shall lapse of time
                    after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to
                    defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.
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Notices                Eighteenth.--All notices and demands, legal or otherwise,
                    incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

Bankruptcy,            Nineteenth.--It is further agreed that if at any time
Insolvency,         during the term of this lease the Tenant shall make any
Assignment for      assignment for the benefit of creditors, or be decreed
Benefit of          insolvent or bankrupt according to law, or if a receiver
Creditors           shall be appointed for the Tenant, then the Landlord may,
                    at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or convenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

Holding Over           Twentieth.--In the event that the Tenant shall remain in
by Tenant           the demised premises after the expiration of the term of
                    this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at two times the rate provided herein as effective during the and double rent last month of the demised term.

Eminent                Twenty-first.--If the property or any part thereof
Domain,             wherein the demised premises are located shall be taken by
Condemnation        public or quasi-public authority under any power or eminent domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

Security               Twenty-second.--The Tenant has this day deposited with
                    the Landlord the sum of $3,460.66 as security for the full and faithful performance by the Tenant of all the terms, convenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

Arbitration            Twenty-third.--Any dispute arising under this lease shall
                    be settled by arbitration. Then Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

Delivery of            Twenty-fourth.--No rights are to be conferred upon the
Lease Tenant until this lease has been signed by the Landlord, and an executed copy of the lease has been delivered to the Tenant.

Lease                  Twenty-fifth.--The foregoing rights and remedies are not
Provisions Not      intended to be exclusive but as additional to all rights
Exclusive           and remedies the Landlord would otherwise have by law.
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Lease Binding          Twenty-sixth.--All of the terms, convenants and
on Heirs            conditions of this lease shall inure to the benefit of and
Successors, Etc.    be binding upon the respective heirs, executors,
                    administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

                       Twenty-seventh.--This lease and the obligation of Tenant
                    to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

                       Twenty-eighth.--This instrument may not be changed
                    orally.

                       Twenty-ninth.--See Addendum "A" attached hereto and made
                    a part hereof.

                       Thirtieth.--See Addendum "B" and "C" attached hereto and
                    made a part hereof.

                       IN WITNESS WHEREOF, the said Parties have hereunto set
                    their hands and seals the day and year first above written.

                    Witness:               HILTON REALTY CO. OF PRINCETON (SEAL)
                                           -------------------------------------
                                                         Landlord

                    -------------------    By __________________________________
                                               Jeffrey H. Sands

                                           YARDVILLE NATIONAL BANK        (SEAL)
                                           -------------------------------------
                    Attest:                             Tenant

                    -------------------    By __________________________________
                                                     President/CEO

                              ADDENDUM "A" TO LEASE
                              ---------------------

                BETWEEN: HILTON REALTY CO. OF PRINCETON (LANDLORD)

                AND: YARDVILLE NATIONAL BANK (TENANT)

                13th - (continued) - The Tenant understands and agrees that he may display only one sign which will be placed on the space provided by the Landlord in the sign box. The design, color, style, and size must be approved by the Landlord and be in conformity with the now existing signs. It is understood that it is required that the sign insert be constructed of a bronze colored face and white letters. The Tenant shall pay the cost of the sign insert and installation of same. Signs with blinking or flashing lights will not be permitted. It is further understood by the Tenant that it shall be his responsibility to obtain all necessary permits that may or may not be required by the Township, Borough, or governing body, and that should a variance be required, then in that event, the Tenant shall pursue using due diligence in obtaining said variance and shall pay all costs pertaining to the sign, including application fees, with no reimbursement whatsoever from the Landlord.

Taxes,          31st - It is understood and agreed that the Tenant will pay
Insurance,      any and all real estate taxes or any taxes in the future that
and Common      may be considered real estate taxes or sales tax levied on
Area            rents based upon the store's square foot area in direct
Maintenance     relation to the total floor area of the shopping center. The
                Tenant also agrees to pay any and all insurance the Landlord decides to place upon the property which shall include but not be limited to fire, liability, boiler, rent insurance, etc. The total insurance bill for the shopping center shall be paid for on a square footage pro rata basis by the Tenant. Further, the Tenant agrees to pay for any and all common area maintenance including but not limited to parking lot and driveway maintenance (including patching and resurfacing), exterior maintenance, septic systems maintenance or replacement, snow removal, electric, lawn and landscape maintenance, maintenance and management personnel's salaries including payroll taxes, and all other expenses and capital improvements necessary to maintain the shopping center in good working order and a management fee based upon the minimum rent and all additional rent due under this Lease. The total common area maintenance amount for the shopping center shall be paid for on a square footage pro rata basis by the Tenant. The above real estate taxes, insurance, and common area maintenance charges ("TIM") will be added to the monthly rental and paid monthly and will be considered part of that month's rent under the terms of this lease.

Premises        32nd - It is understood and agreed that the Tenant will
and Area        provide for his own janitorial service for the area leased and
Maintenance     to obtain and pay for the cost of a dumpster to remove all trash from the leased premises. The Tenant agrees to clean, keep in a clean condition, and maintain or replace the windows and door including aluminum when required. The Tenant further agrees to clean the sidewalk directly in front of the premises and remove any snow or ice which may accumulate. Should the Tenant not maintain the premises or remove the trash, the Landlord is hereby authorized to do same and add the cost of same plus 25% to the following month's rent which will be considered part of that month's rent under the terms of this lease. Tenant will be given ten (10) days written notice by Landlord in situations other than emergencies.

                                   ------------------------

Net Lease       33rd - It is understood and agreed that this is a net, net lease in all respects and further that the Tenant upon vacating the demised premises will leave the premises as he found them subject to normal wear and tear.

Roof 34th Landlord and Tenant agree that the roof and exterior of the demised premises is presently in satisfactory condition. The Tenant hereby agrees to maintain the above named area and be responsible for the maintenance, repairs or replacements during the life of this lease or any options or extensions thereof. Prior to any repairs, Tenant agrees to notify Landlord of work to be done and by which roof contractor. Should the Tenant not repair the roof as needed, then the Landlord has the option of repairing it and charging the Tenant the cost plus 25%.

Default 35th - Tenant agrees to pay as rent in addition to the minimum rental herein reserved, any and all sums which may become due by reason of the failure of Tenant to comply with all the covenants of this lease and to pay any and all damages, costs and expenses which the Landlord might suffer or incur by reason of any default of the Tenant, or failure on his part to comply with the covenants of this lease. Further, the Tenant agrees to pay for any and all damages to the demised premises or to any other portion of the shopping center caused by any act or neglect of the Tenant or any of his patrons.

Late Charge     36th - It is understood and agreed that a late charge of 5%
                of the current month's rent will be paid by the Tenant should his rent not be received by the Landlord on or before the 5th day of the month for which the rent covers; further, a second late charge of 5% of the current month's rent will be paid by the Tenant if his rent is not received by the 10th day of the month for which the rent covers; thus making a total of 10% and the Landlord reserves the right to cancel this lease.

Display of      37th - The Tenant agrees not to display any merchandise on
Merchandise     the sidewalk in front of the demised premises.

Certificate     38th - If required by the Township, it is the responsibility
of              of the Tenant to obtain the Certificate of Occupancy including
Occupancy       any costs thereof. Tenant shall supply to Landlord a copy
                of the permanent Certificate of Occupancy.

Fire            39th - Tenant agrees, at its cost, to furnish all required
Extinguishers,  fire extinguishers, maintain them and any exit signs for
Exit Signs      internal traffic flow in the premises and pay for any
                inspection fees and permits for same if required by applicable government authorities with jurisdiction over the premises.

Games 40th - It is understood and agreed that the Tenant will not place or cause to be placed any coin operated machines, commonly known as pin ball or video machines in the demised premises.

Workers'        41st - The Tenant will secure a Workers' Compensation Insurance
Compensation    Policy, covering all employees of the Tenant and provide
Insurance       the Landlord with a copy thereof. In the event that it is
                contemplated that the Tenant shall have no employees, then in that event, the Tenant will secure a minimum workers' compensation insurance policy, and provide the Landlord with a copy thereof.

Sublet 42nd - Tenant will neither assign this lease nor sublet the premises or any part thereof without the written approval of

                            ------------------------


                Landlord not to be unreasonably withheld. If Tenant desires to assign this lease or to sublet all or part of the premises, it must, prior to entering into such assignment or sublease, serve notice upon Landlord of its intention to make such assignment or subletting which notice will contain (i) the name and address of the proposed assignee or subtenant, (ii) the full and complete terms and conditions of the assignment or subletting and in the case of subletting the exact space to be sublet, (iii) a financial statement from the proposed assignee or subtenant,
                (iv) the nature of the proposed assignee's or subtenant's business and its proposed use of the premises, and (v) a copy of plans and specifications for any required alterations to the premises. If Landlord approves the assignment or sublet, same is conditioned upon Tenant's delivery to Landlord, in recordable form and within ten days after its execution, of a duplicate original of the assignment or sublease and, in the event of an assignment, an agreement reasonably acceptable to Landlord wherein the assignee assumes and agrees to keep, observe and perform all the covenants, conditions and obligations of Tenant under the lease. Notwithstanding any assignment, sublease or other occupancy, with or without Landlord's consent, Tenant will remain primarily liable on this lease unless expressly agreed by the Landlord to the contrary, in writing. Landlord may require as a condition to its consent to an assignment or sublease that the then current rent and any future rent be increased by up to 25%.

Broker 43rd - Tenant agrees that if any claim should be made for commissions by any broker by reason of any act of Tenant or its representatives, Tenant will indemnify, defend and hold Landlord free and harmless from any and all loss, liabilities and expenses in connection therewith. Landlord will give prompt notice to Tenant after any such claim is made by any broker. Tenant will have the right to defend such claim and Landlord will not pay or settle such claim as long as Tenant is defending same.

Extermina-      44th - Tenant understands and agrees that he is responsible
tion            for ordering and paying the cost of any extermination of bugs or insects found in the premises.

Assessments     45th - Tenant understands and agrees to pay his pro rata
                share of any assessments to the shopping center from any governmental authority including but not limited to the federal, state, county or municipal government. It is understood and agreed that the Tenant is to pay this cost only if the assessment and work is established after the commencement of this lease. The pro rata share of the Tenant shall be the product of (1) the amount of any cost, fee, assessment or other levy or expenditure as hereinabove recited and (2) a fraction of the numerator of which is the square footage of the floor area of the demised premises and the denominator of which is the total square footage of the floor area in the shopping center as may be determined from time to time.

Business        46th - The Tenant is obligated to keep the business open from
Operational     9:00 a.m. to 5:00 p.m. six days a week. Should the Tenant
Hours           not maintain the minimum hours stated above and after receiving written notice giving him fifteen (15) days to satisfy the above terms, the Landlord reserves the right to terminate the lease.
                Further, should the premises be closed at any time for more than ten (10) days, for reasons other than health, or "act of God", without the written approval of the Landlord, then in that event, the Landlord reserves the right to cancel this lease, and the sole obligation of the Landlord

                            ------------------------


                is to return the security deposit, if no damage exists, and any prorated rent if the Tenant had paid in advance.

                The above is designed to keep the stores open during the required hours and is an option granted to the Landlord for the benefit of the shopping center as well as the Tenants leasing space in the Center.

Application     47th - All monies received from a Tenant shall be applied
of Monies       first to late charges (if any), and the TIM charge, other
Received        monies due and owing the Landlord (if any), and lastly
                applied to the rent. The Tenant agrees that should any monies be more than twenty (20) days in arrears, the Tenant is to pay by money order, certified check, or in cash. A personal check will not be accepted. The Tenant agrees that should a check ever
                "bounce" for any reason whatsoever, a return check fee will be paid the Landlord in the amount of $75.00.

Plans,          48th - If Tenant is performing any work in its premises,
Permits &       within fifteen (15) days of signing this lease, Tenant shall
Start of        furnish to Landlord four (4) sets of final plans and specifi-
Improvements    cations sealed by a registered architect. Landlord shall
                have five (5) days to either approve or reject the plans. Tenant shall have ten (10) days to make any revisions requested by Landlord if necessary. Upon approval of plans by Landlord, Tenant shall make application to the Township for building permits within five (5) days. Tenant will begin improvements on the demised space within ten (10) days of receipt of building permits.

Commencement    49th - When the commencement date occurs, Landlord and Tenant
Date            shall execute an agreement memorializing the commencement
                date and expiration date, which agreement shall be attached hereto and made a part hereof.

Delivery        50th - The Tenant will have thirty (30) days from Landlord's
Date            delivery of the premises to Tenant to fit out the premises and rent will commence the earlier of Tenant's opening for business or the expiration of such thirty (30) day period even if Tenant is not open for business. Landlord and Tenant each acknowledge that the commencement date is based upon Landlord's present best estimate of said date but shall in no manner be construed as a firm date, and Landlord's inability to deliver possession on or about the date set forth herein shall not give rise to Tenant having any right to claim any damages whatsoever that may result from a postponement of the anticipated commencement date.

Tenant          51st - Tenant covenants and agrees to promptly complete its
Improvements    work and installation of fixtures with all due diligence and thereupon to open its doors for business. If Tenant should fail or refuse to commence and diligently proceed with its work promptly after the premises are ready for Tenant's improvements, Landlord, after thirty (30' days notice, may complete Tenant's work at Tenant's expense or declare this lease cancelled and of no effect.

Store Key       52nd - Tenant understands and agrees to supply Landlord with a key should the locks be changed for any reason whatsoever.
                Landlord shall require a working key to the demised premises at all times in case of emergency. Should Tenant fail to supply
                Landlord with a working key to the demiaed space, then in that event, Tenant shall hold Landlord harmless for any and all damages should Landlord be required to forcibly enter the demised space due to an emergency situation:

                               ------------------------


Condition       53rd - Tenant agrees to accept the premises called for in
of Premises     this lease "AS IS".

Delivery        54th - The Tenant agrees that all deliveries and pickups are
& Pickup        to be from the rear of the premises. In addition, all of
                Tenant's delivery trucks shall be parked to the rear of the shopping center and at no time should said delivery truck(s) be parked to the front of the shopping center.

Area            55th - Tenant understands that the square foot figures quoted
Dimensions      in this lease are determined by measuring the area using
                exterior dimensions. Front to rear dimensions are measured from outside wall to outside wall and side to side dimensions are middle of wall to middle of wall, except in circumstances where a side wall is an exterior wall and measurements are then taken from the outside of the walls.

Financial       56th - Tenant agrees to supply Landlord with its most current
Statements      financial statements at the time of or prior to the full
                execution of this lease. Landlord has five (5) days to review the financial statements and either terminate or continue with this lease. If the Landlord does not respond within the five (5) day period, the Landlord's option to terminate this lease, based on the financial statements, is voided.

Lease           57th - Tenant shall obtain and keep in full force and effect
Insurance       during the term of this lease at its own cost and expense
                Commercial General Liability Insurance, such insurance to afford protection in an amount of not less than $1,000,000. for injury or death to any one person, $1,000,000. for injury or death arising out of any one occurrence, and $1,000,000. for damage to property, protecting and naming the Landlord and the Tenant as insureds against any and all claims for personal injury, death or property damage occurring in, upon, adjacent, or connected with the Demised Premises and any part thereof. Tenant shall pay all premiums and charges therefore and upon failure to do so
                Landlord may, but shall not be obligated to, make such payments and in such latter event the Tenant agrees to pay the amount thereof to Landlord on demand and said sums shall be deemed to be additional rent and in each instance collectible on the first day of any month following the date of notice to Tenant in the same manner as though it were rent originally reserved hereunder, together with interest thereon at the rate of three points in excess of the prime rate from the Chase Manhattan
                Bank, N.A., as same may change from time to time (the "Interest
                Rate"). Tenant will use its best efforts to include in such commercial general liability insurance policy a provision to the effect that same will be non-cancelable, except upon reasonable advance written notice to Landlord. The original insurance policies or appropriate certificates shall be deposited with the Landlord together with any renewals, replacements or endorsements to the end that said insurance shall be in full force and effect for the benefit of the Landlord during the term of this lease. In the event Tenant shall fail to procure and place such insurance, the Landlord may, but shall not be obligated to, procure and place same, in which event the amount of the premium paid shall be refunded by Tenant to the Landlord upon demand and shall in each instance be collectible on the first day of the month or any subsequent month following the date of payment by Landlord, in the same manner as though said sums were additional rent reserved hereunder together with interest thereon at the rate of three points in excess of the prime rate of the Chase Manhattan Bank, NA., as same may change from time to time.

                               ------------------------


Noise and       58th - No Tenant shall make, or permit to be made, any unseemly
Odor            odor, disturbing noises, objectionable odors or disturb or interfere with occupants of this or neighboring premises or those having business with them. No Tenant shall permit animals to be brought or kept on the premises.

Employee        59th - The Tenant agrees that its employees shall park to
Parking         the rear of the leased premises and at no time to the front of the premises.

Restrictions    60th - Tenant, its successors, assigns and those taking
                under Tenant are prohibited from engaging in or selling the following:

                 1.  Sporting goods;
                 2.  Fine jewelry and fine jewelry repair;
                 3.  Sale or rental of new or used video tapes;
                 4.  Sale or rental of old or new CD's or cassettes;
                 5.  Greeting, occasional, boxed or any other type of cards;
                 6.  Toys;
                 7.  Any candles;
                 8.  Computer or computer software;
                 9.  Books;
                10. Operation of a drug store, or a drug department, or the operation of any store primarily engaged in the sale of health and/or beauty aids.
                11. Party goods, including all paper items such as paper plates, paper cups, plastic utensils, wrapping paper;
                12. Items sold in the grocery store or customarily sold in a retail food store;
                13. For the primary operation of Chinese, Japanese or Italian sit-down or take-out restaurant;
                14. Primary operation of a fast-food business for the sale of fast food wherein the primary product(s) to be offered is/are hamburgers, hot dogs and other similar beef-based sandwiches. By way of example, the primary operations as conducted by a MacDonald's, Wendy's or Hardee's would be prohibited;
                15.  Operation of a retail store primarily selling bagels.

Prevailing      61st - The Landlord and Tenant agree that should a suit be
Party/Venue     commenced by either party, the prevailing party will be
                reimbursed its legal fees, costs, etc., by the other party. The
                Landlord and Tenant further agree that the venue shall be Mercer County, New Jersey, should any litigation be commenced with respect to this lease.

Liability       62nd - Notwithstanding anything to the contrary provided in this Lease, if Landlord or any successor in interest of Landlord shall be a mortgagee, or an individual, joint venture, tenancy in common, firm or partnership, general or limited, or limited liability company, it is specifically understood and agreed that there shall be absolutely no personal liability on the part of the Landlord or such mortgagees or such individual or on the part of the members of such firm, partnership, joint venture or limited liability company with respect to any for the terms, covenants, and conditions of this Lease, and that Tenant shall look solely to the equity of the Landlord or such successor in interest in the premises and the building of which the premises is a part and not to any other assets of Landlord or any successor in interest for the satisfaction each and every remedy of Tenant in the event of any breach by Landlord or by such successor in interest of any of the terms, covenants and conditions of this Lease to be performed by Landlord, such exculpation of personal liability to be absolute and without any exception whatsoever.

                            ------------------------


Option to       63rd- The Tenant is granted one (1) five (5) year option
Renew           to renew the lease under the same terms and conditions as set forth herein, except that the rent shall be increased as set forth below. The option period shall automatically commence five (5) years from the commencement date of the above referenced lease and terminate five (5) years from the commencement date of the option period. If Tenant does not desire to renew the lease, the Tenant must serve written notice by certified mail, return receipt requested, on the Landlord nine (9) months prior to the expiration date of the above lease, TIME BEING OF THE ESSENCE. If notice is not received by such time, the lease will automatically renew. Landlord may void
                Tenant's option to renew this lease at its option if Tenant has not fulfilled completely and in a timely manner all terms and conditions of this lease.

                The rent for the five (5) year option period shall be as follows:

                Year 1 - $24,344.04  per year or  $2,028.67 per month
                Year 2 - $25,059.96  per year or  $2,088.33 per month
                Year 3 - $25,776.00  per year or  $2,148.00 per month
                Year 4 - $26,492.04  per year or  $2,207.67 per month
                Year 5 - $27,207.96  per year or  $2,267.33 per month

                The rents for the option period shall be paid in 1/12 equal monthly installments due on the first of each month. Tenant agrees that the demised space is accepted during the renewal period(s) in an "AS IS" condition. Tenant further understands that the above figures do not include the taxes, insurance and maintenance (TIM) reimbursements, as called for in Paragraph 31st of the above lease, which shall continue to be due and payable in addition to the rent.

Tenant's        64th - At any time during the first five (5) years of the
Obligation      term of this Lease not later than sixty (60) days after Tenant
to Relocate     receives notice from Landlord ("Relocation Notice"),
                Tenant shall relocate out of its premises ("Relocation Date") and into substantially similar space but of an area of approximately 4,636 rentable square feet ("New Space") in the "Egomatic" building (the "Building") located in Block 66 Lot 8 as shown on the Official Tax Map of the Township of Hopewell if Landlord obtains the necessary governmental approvals from any governmental authority having jurisdiction thereof to permit a bank use in the Building and make the improvements to the site pursuant to the approved site plan (the "Approvals"). Tenant will pay for any certificate of occupancy or other governmental permit in connection with the use of the New Space at its sole cost and expense.

                A new ten (10) year lease term will commence for the New Space upon the Relocation Date. The Relocation Notice shall specify the rents Tenant shall pay and the commencement and expiration dates of the new ten (10) year term pursuant to this Paragraph 64th.

                If the Relocation Date occurs within three (3) years of the commencement date of the Lease, the rent for the New Space will be calculated at the rate of $15.50 per rentable square foot with $.50 increases per year for the remainder of the new ten
                (10) year term of the Lease. If the Relocation Date occurs on or after the fourth (4th) lease year, then the cost per square foot per year shall increase $.50 per rentable square foot for each lease year or portion thereof after the third lease year for the remainder of the new ten (10) year term of this Lease. For example, if the Relocation Date

                               ------------------------


                occurs during the fourth (4th) year of the term of this Lease, rent for the New Space for the first year of the new ten (10) year term will be $16.00 per rentable square foot with $.50 per rentable square foot increases each lease year thereafter. Tenant understands that the above figures do not include the taxes, insurance and maintenance (TIM) reimbursements, as called for in Paragraph 31st of the above lease, which shall continue to be due and payable in addition to the rent.

Landlord's      65th  - Premises - Landlord will deliver the 1,432 rentable
Work            square foot premises to Tenant "AS IS". Tenant will be
                responsible for all improvements to the premises at its sole cost.

                New Space - Landlord will deliver the New Space to Tenant "AS IS" except Landlord for the New Space only, at its cost, shall:

                a. replace any stained or damaged ceiling tiles and light lenses, as necessary;

                b. install one or two bathrooms as required by code;

                c. install a separate 200 amp three phase electric service;

                d. install a separate gas meter for the HVAC system;

                e. deliver the HVAC system in good working condition.

                Except as set forth above, Tenant will be responsible for all other improvements to the New Space, at its sole cost, with no reimbursements by Landlord whatsoever including the construction of the drive-up facility including any pneumatic tubing systems, canopies, bollards and the like provided any of the foregoing shall be subject to the Landlord's approval, not to be unreasonably withheld or delayed.

Option to       66th - Landlord or Tenant are each granted an option to
Terminate       terminate the Tenant's obligation to relocate to the New Space if Landlord does not obtain the necessary Approvals within five
                (5) years from the commencement date of the term of this Lease
                (the "Termination Date"), upon at least ninety (90) days' prior written notice to Landlord or Tenant, respectively, TIME BEING
                MADE OF THE ESSENCE. If Landlord or Tenant fail to give such ninety (90) day prior written notice prior to the expiration of the fifth lease year, Tenant's obligation to relocate will remain in full force and effect.

Landlord's      67th - Notwithstanding anything to the contrary in this
Option to       Lease, Landlord shall have the right to terminate the
Terminate       Tenant's obligation to relocate to the New Space if the
                Approvals for the bank use at the Building are subject to Landlord's having to perform any additional site work beyond what would have been required had the Approvals been based on a non-bank use.

                                  ADDENDUM "B"

[DIAGRAM OF PENNINGTON SHOPPING CENTER]

                  ADDENDUM "C" TO LEASE
                  ---------------------

LANDLORD:      HILTON REALTY CO. OF PRINCETON
               194 Nassau Street
               Princeton, NJ, 08542

TENANT:        YARDVILLE NATIONAL BANK
               3111 Quakerbridge Road
               Mercerville, NJ, 08619

PROPERTY:      1,432 square feet of rental space located in the
               Pennington Shopping Center on the southeast corner of Rt. 31 & West Delaware Avenue,
               Pennington, NJ

==============================================================================

The contents of this Addendum are an integral part of the Lease between Landlord and Tenant dated March 31, 1998, and wherever the contents of this Addendum and the Lease differ, the Addendum shall govern.

         1. Beginning in the third to the last line of the Third paragraph of the Lease, the following language shall be deleted: "the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment."

         2. The Fifth paragraph is hereby modified to state that any consent of the Landlord required for erections, alterations, additions and improvements shall not be unreasonably withheld. Further, at the expiration or earlier termination of the term, if requested by Landlord, Tenant shall remove, at its own cost, any safes, vaults and bullet proof windows in the premises.

         3. Beginning in the second line of the Sixth paragraph, the following language shall be deleted: "may terminate this lease and". In the fourth line of the sixth paragraph after the word "lien" add "together with interest at the Wall Street Journal prime rate plus 4% until paid in full."

         4. Delete the second and third sentence in paragraph Seventh.

         5. Add to the end of paragraph Eighth, the following language:
"Notwithstanding the above, Landlord shall not be exculpated from personal injury liability resulting from the negligent act or failure to act or perform any duty or obligation required herein of Landlord, its officers, employees, agents or contractors.

         6. The Ninth paragraph is hereby modified to state the following:

              The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs, including painting and decorating and shall maintain the premises in good condition and state of repair. The Tenant shall neither encumber nor obstruct the sidewalks, parking areas and entrances, but shall keep and maintain the same in a clean condition, free from debris, refuse, snow and ice. Landlord will guaranty the roof, HVAC and plumbing systems for a period of one year after delivery of the premises to the Tenant, except if any repairs or replacements of same are due to the negligent acts or omissions of Tenant. The Landlord's costs associated with the repair or replacement under the above guaranty will not be included in the TIM charges referred to in the lease.

This paragraph is also modified to state that if the utility services are interrupted due to no fault of the Tenant, but due to the fault of the Landlord for a period of more than ten days, then Tenant will be entitled to an abatement of rent until such time as the utilities are returned to service. Tenant agrees to use its best efforts to have the utilities returned to service as soon as possible. In the event the utility or utilities are not restored for a period of six months, regardless of who's fault, then Tenant shall have the right to cancel this Lease Agreement.

         7. The Tenth paragraph is hereby modified to state that Landlord's right to inspect herein shall be upon reasonable notice to Tenant and during normal business hours except in emergency situations.

         8. The Thirteenth paragraph is hereby modified to state that the Tenant shall be entitled to signage on the front of the building similar to other tenants in the shopping center and the approval for the signage shall not be unreasonably withheld by the Landlord. Landlord further agrees to allow Tenant to install a lighted sign in the Tenant's existing colors on the front of the building, provided the background of the signage matches the existing bronze color background, the size and design of which are subject to the Landlord's approval, which approval may not be unreasonably withheld.

         9. The Fourteenth paragraph is modified to state that the Tenant agrees to sign said Subordination Agreement provided the mortgagee executes a Subordination, Non-Disturbance and Attornment Agreement in a form reasonably acceptable to Tenant.

         10. The Seventeenth paragraph is modified to change in the third line the words, "ten days" to "thirty days". Also, the thirty-day period shall be extended if Tenant is diligently pursuing a cure of the breach in good faith. The last sentence of this paragraph shall be deleted and replaced with the following:

              No waiver by Landlord or Tenant of any violation or breach of condition by the Landlord or Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Landlord or Tenant before the Landlord or Tenant shall exercise its option under this paragraph operate to defeat the right of the Landlord or Tenant to pursue their rights under the lease and Landlord's right to re-enter upon the demises premises after the said breach or violation.

         11. The Twentieth paragraph is hereby modified to state that the Landlord may charge the Tenant 150% of the last month's rent in the event of a holding over instead of double the rent.

         12. Paragraph Twenty-First is hereby replaced with the following language:

              If the entire property or a material part thereof wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, such as to have a material effect on Tenant's business, this lease, at the option of the Tenant, shall forthwith terminate and the Tenant shall have the right to pursue a separate award for such public taking to the extent that it may have suffered compensable damage as a Tenant or on account of such public taking, excluding any damages for the loss of its leasehold interest.

         13. Paragraph Twenty-Second shall be deleted.

         14. Paragraph Twenty-Seventh shall be modified to state the following at the end of this paragraph: "Notwithstanding the above, Landlord shall not be exculpated from liability resulting from interruption of utility services as set forth in the Ninth paragraph.

         15. Paragraph 31st of Addendum "A" shall be modified to state that:
Landlord and Tenant acknowledge that Tenant's percentage of the taxes and maintenance expenses equals 1.5% and 2.69% for insurance (collectively referred to as "TIM"), based on Tenant's percentage of the rentable square footage of the entire shopping center, which is subject to adjustment if the size of the premises is expanded or the size of the shopping center changes or upon Tenant's relocation to the new space as referenced in Paragraph 30th below. Landlord further represents that this percentage of the TIM charges in 1997 equaled $3.40 per square foot, excluding the management fee.

         This paragraph is further modified to add the following:

              That portion of any capital improvement in excess of $20,000.00 in any calendar year shall be amortized on a straight line basis over a period of five (5) years with interest on the unpaid balance at ten percent (10%) per year. Any capital improvement less than $20,000.00, or if any capital improvement is greater than $20,000.00, that portion which is less than $20,000.00 will be passed through on a pro rata basis to the tenants in the calendar year in which such expense is incurred by Landlord. Upon termination of this lease, Tenant's obligation to pay any unamortized portion of the amortized payments referred to above will cease.

         16. Paragraph 32nd of Addendum "A" shall be modified to delete the following language in the first sentence: "and to obtain and pay for the cost of a dumpster to remove all trash from the leased premises."

         17. Paragraph 35th of Addendum "A" is hereby modified to delete the following language in the last sentence: "or any of his patrons."

         18. Paragraph 36th of Addendum "A" is hereby deleted and replaced with the following: It is understood and agreed that a late charge of 5% of the current month's rent will be paid by the Tenant should his rent not be postmarked or received by the Landlord on or before the tenth day of the month for which the rent covers. A second late charge of 5% of the current month's rent will be paid by the Tenant if his rent is not postmarked or received by the Landlord on or before the twentieth day of the month for which the rent covers.

         19. Paragraph 42nd of Addendum "A" is hereby modified to delete the words "up to 25%" in the last sentence and replace them with "the fair market value of the rentable space." This paragraph is also modified to add the following language to the end of this paragraph: "Notwithstanding the above, Tenant does not need the Landlord's consent or approval for the sale of Tenant's stock."

         20. Paragraph 43rd of Addendum "A" is hereby deleted and replaced with the following:

              The parties warrant and represent that they have not dealt or negotiated with any real estate broker or sales person in connection with this Lease Agreement and that they shall indemnify and hold each other harmless from any costs, claims or damages successfully asserted by any other person or firm claiming to have negotiated or brought about this lease.

         21. Paragraph 46th of Addendum "A" is hereby modified to state that the Tenant is obligated to keep the business open during normal banking hours. The third sentence of this paragraph is deleted and replaced with the following:
"Further, should the premises be closed at any time for more than twenty (20) days, for any reason whether or not beyond the control of the Tenant, without the written approval of the Landlord, then in that event, the Landlord reserves the right to cancel this lease, and the sole obligation of the Landlord is to return any prorated rent if the Tenant had paid in advance. This right of cancellation shall not apply to interruption in Tenant's operation due to the relocation contemplated in Paragraph 64.

         22. Paragraph 48th of Addendum "A" is hereby modified to add the following to the end of the paragraph: "Notwithstanding the above, Tenant may make any non-structural repairs to the interior of the leased premises without the consent of the Landlord, provided said repairs do not require the removal of any walls or barriers upon the termination of the lease.

         23. Paragraph 50th of Addendum "A" is hereby modified to change the words, "thirty (30)" in the first and fourth line to "sixty (60)".

         24. Paragraph 51st of Addendum "A" is hereby modified to delete the second sentence and replace it with the following: "If Tenant should fail or refuse to commence and diligently proceed with its work promptly after the premises are ready for Tenant's improvements, Landlord, after 30 days' written notice and Tenant's continued failure to commence Tenant's improvements on the leased premises during said 30-day period, may complete Tenant's work at Tenant's expense or declare this lease cancelled and of no effect."

         25. Paragraph 54th of Addendum "A" is hereby modified to add to the end of this paragraph the following language: ", except for armored motor company deliveries which may be delivered in the front of the building for security purposes."

         26. Paragraph 59th of Addendum "A" is hereby deleted and replaced with the following:

              The Tenant agrees to instruct its employees to park to the rear of the premises whenever possible. For security purposes, however, some bank employees will be required to park in the front of the building in an area approved by Landlord (which approval will not be unreasonably withheld) and enter through the front of the building.

         27. (deleted)

         28. Paragraph 63rd of Addendum "A" shall be deleted and substituted with the following:

              63rd - The Tenant is granted three (3) five (5) year options to renew the lease for the initial space under the same terms and conditions as set forth herein, except that the rent shall be increased as set forth below. The option period shall automatically commence five years from the commencement date of the above-referenced lease and terminate five years from the commencement date of the option period. If Tenant does not desire to renew the lease, Tenant must serve written notice by certified mail, return receipt requested, on the Landlord six months prior to the expiration date of the above lease. If notice is not received by such time, the lease will automatically renew. Landlord may void Tenant's option to renew this lease at its option if Tenant has not fulfilled completely and in a timely manner all terms and conditions of this lease.

              The rent for the first five year option period shall be as follows:

                    Year 1 - $24,344.04/yr. or $2,028.67/mo.
                    Year 2 - $25,059.96/yr. or $2,088.33/mo.
                    Year 3 - $25,776.00/yr. or $2,148.00/mo.
                    Year 4 - $26,492.04/yr. or $2,207.67/mo.
                    Year 5 - $27,207.96/yr. or $2,267.33/mo.

              The rent for the second five year option period shall be as follows:

                    Year 1 - $28,281.96/yr. or $2,356.83/mo.
                    Year 2 - $29,355.96/yr. or $2,446.33/mo.
                    Year 3 - $30,429.96/yr. or $2,535.83/mo.
                    Year 4 - $31,503.96/yr. or $2,625.33/mo.
                    Year 5 - $32,577.96/yr. or $2,714.83/mo.

              The rent for the third five year option period shall be at the then fair market value (FMV) of the leased premises. If the parties cannot agree on the FMV or a mutually agreeable appraiser to determine same, each party at its own cost will then hire an appraiser and the FMV shall be determined by taking an average of the two appraisals provided the difference between the two is 10% or less. If the difference between the two appraisals is greater than 10%, then the two hired appraisers shall pick a third appraiser, and the FMV determined by the third appraiser shall be binding. The parties shall equally share the cost of the third appraiser.

              The rents for the option period shall be paid in one/twelve equal monthly installments due on the first of each month. Tenant agrees that the demised space is accepted during the renewal periods in "as is" condition. Tenant further understands that the above figures do not include the taxes, insurance and maintenance (TIM) reimbursements, as called for in Paragraph 31st of the above lease, which shall continue to be due and payable in addition to the rent.

         30. Paragraph 64th of Addendum "A" is modified to delete the first paragraph and replace it with the following:

              At any time during the first five years of the term of this lease not later 60 days after Tenant receives notice from Landlord ("Relocation Notice"), Tenant shall relocate out of its premises ("Relocation Date") and into substantially similar space but at an area of approximately 4,636 rental square feet ("New Space") in the "Egomatic" building (the "Building") located in Block 66, Lot 8, as shown on the official Tax Map of the Township of Hopewell, if Landlord obtains the necessary governmental approvals from any governmental authority having jurisdiction thereof to permit a bank use in the Building and make the improvements to the site pursuant to the approved site plan (the "Approvals"). However, Tenant acknowledges that Landlord has not guaranteed that the proposed entryways and stoplight off of Route 31 can or will be obtained by Landlord. Further, Tenant acknowledges that the location of the drive-through lanes may change if required by the Township or any other governmental authority having jurisdiction over the property during the approvals. Rent under the new leased premises shall commence on the ninetieth day following said Relocation Notice. Said relocation is contingent upon Tenant using good faith efforts to obtain all approvals from the office of the Comptroller of Currency for a branch bank site at the new location within sixty (60) days of receiving the Relocation Notice, time being of the essence.

         The following paragraph should be added to the end of Paragraph 64:

              The Tenant shall be entitled to two five (5) year options to renew following the ten year term of the new space under the same terms and conditions as set forth herein, except that the rent shall be increased as set forth below. If Tenant does not desire to renew the lease, Tenant must serve written notice by certified mail, return receipt requested, on the Landlord six months prior to the expiration date of the above lease. If notice is not received by such time, the lease will automatically renew. Landlord may void Tenant's option to renew this lease at its option if Tenant has not fulfilled completely and in a timely manner all terms and conditions of this lease.

              The rent for the first year of the first option period if elected by Tenant shall increase $.75 per rentable square foot (RSF) in excess of the rent payable by Tenant during the tenth year of the term for the new space and each year thereafter shall increase by $.75 per RSF over the prior year's RSF rate.

              The rent for the second five year option period for the relocation premises shall be the then current fair market value (FMV) of the leased premises. If the parties cannot agree on the FMV or a mutually agreeable appraiser to determine same, each party will then hire an appraiser and the FMV shall be determined by taking an average of the two appraisals provided the difference between the two is 10% or less. If the difference between the two appraisals is greater than 10%, then the two hired appraisers shall pick a third appraiser, and the FMV determined by the third appraiser shall be binding.

              In the event the rent payable for the second option period has not been determined prior to the date the option period commences, then Tenant shall pay the rent in effect for the last lease year of the preceding term plus fifteen (15%) percent. Once the rent payable during the second option period has been determined, such rent shall be payable as of the date such option period commenced and an adjustment will be made in the amounts previously paid as of that date. If Tenant has overpaid its actual rent, Landlord will credit Tenant with such amounts towards subsequent rent due, of whatever nature. If Tenant has underpaid its actual rent, Tenant will pay Landlord the balance due within thirty (30) days of receipt of a bill for same.

         31. Paragraph 66th of Addendum "A" is hereby modified to delete the last sentence and replace it with the following:

              If Landlord or Tenant fail to give such ninety (90) day written notice during the first ninety (90) days following the fifth year anniversary date of this lease, then Tenant's obligation to relocate will remain in full force and effect.

         32. Paragraph 67 is modified to add after the words "at the Building are" in the fourth line the words "prior to the Termination Date not obtained or are".

         33. The additional paragraphs on the attached Exhibit A shall be added to the lease.

AGREED & ACCEPTED:

                              HILTON REALTY CO. OF PRINCETON

                              By: Jeffrey H. Sands
                                 ---------------------------
                                   Jeffrey H. Sands


                              YARDVILLE NATIONAL BANK

                              By: Patrick M. Ryan
                                 ---------------------------
                                   Patrick M. Ryan
                                   President/CEO

EXCLUSIVE USE. The Tenant covenants and agrees to use the demised premises as a bank only.

Subject to the rights of other tenants under leases executed prior to the full execution of this Lease ("Prior Lease"), or any extensions or renewals of such Prior Lease or a new lease executed by a tenant in occupancy under an expired Prior Lease and specifically reserving the right of any current or future supermarket and/or convenience store occupant of the Shopping Center to have a banking facility during the initial term and any renewal term, provided Tenant is current under this Lease and not in default of any terms, conditions, covenants and provisions of this Lease beyond the applicable cure period, LANDLORD SHALL NOT LEASE TO ANY OTHER TENANT OR SUBTENANT ANY OTHER SPACE IN THE SHOPPING CENTER OR IN ANY OTHER PREMISES OWNED OR LEASED WITHIN A RADIUS OF ONE
(1) MILE OF THE SHOPPING CENTER FOR THE PRIMARY OPERATION OF A BANK ("EXCLUSIVE USE").

Notwithstanding the foregoing, the above restriction/exclusive shall automatically become null and void in the event Tenant or anyone taking under Tenant ceases to use the Premises primarily for the Exclusive Use (eighty (80%) percent or more of Tenant's floor area of the Premises is devoted to the Exclusive Use).

Tenant further agrees that this Exclusive Use shall not apply to any after acquired or leased property even within the one (1) mile radius restriction if same is purchased and/or leased with a bank use existing thereon at the time of the purchase and/or lease by Landlord in locations other than the Shopping Center as set forth on Addendum B.

In the event of a breach by Landlord under the terms of this Section, Landlord and Tenant acknowledge and agree that Tenant does not have an adequate remedy at law for breach of this provision and that Tenant's sole remedy in lieu of any action at law including but not limited to damages or torts shall be limited to injunctive relief only and the Landlord and Tenant agree that should a suit be commenced by either party, the prevailing party will be reimbursed its legal fees, costs, etc., by the other party.

ROOFTOP ANTENNA/SATELLITE DISH. Tenant, subject to the prior review and approval of the Landlord of plans and specifications for same, which approval shall not be unreasonably withheld, is permitted to install antenna/satellite dishes and related equipment on the roof of the building or on the site provided, however:

         1. The Tenant shall comply with any and all governmental restrictions and regulations and obtain all necessary permits.

         2. The Tenant agrees that the installation of the satellite dish will not pierce the roof in any fashion or be visible from the street and parking lot and that Tenant shall otherwise appropriately screen such equipment and materials from view.

         3. Tenant agrees to the extent reasonably possible to connect the satellite dish to its meter servicing the demised premises. If the satellite cannot be connected to the same meter as the demised premises, Tenant agrees to the installation of a separate electrical meter or submeter to monitor the electrical uses of Tenant's equipment and agrees to pay to Landlord, upon demand, the charges of the utility company for such electrical service to Tenant's equipment. The cost and expense of installation of the meter shall be the responsibility of the Tenant.

         4. Tenant understands and agrees that Landlord has previously signed leases with other tenants and further that Landlord cannot prohibit these existing tenants from placing any telecommunications antennae and/or related equipment on or about the property. Tenant shall take such actions as may reasonably be required in order to prevent interference by Tenant's equipment with other communications equipment installed on the roof by any other tenant or by Landlord.

         5. Tenant agrees to have its satellite dish included under its current policy of insurance for the demised premises. Tenant shall indemnify, defend and save Landlord harmless from any and all cost, expense, claim, injury or liability in any way arising or relating to the installation, operation or removal of Tenant's equipment or cabling throughout the building, including, without limitation, expenses related to damage to the roof of the building, and claims, injury or damages of any other tenants in the building, their employees, agents and invitees except to the extent that same results from negligent acts or omissions of Landlord, its employees, agents and invitees.

BANKING APPROVAL. Tenant is hereby granted an option to terminate the lease within sixty (60) days' of the full execution of the Lease by written notice to Landlord, TIME BEING MADE OF THE ESSENCE, (the "Effective Date") if Tenant fails to obtain all necessary approvals to operate a banking facility at the premises from the Office of the Comptroller of the Currency.

If Tenant fails or elects not to terminate the Lease within such sixty (60) day period, Tenant's right to terminate the Lease set forth herein will be null and void. If Tenant gives Landlord such timely notice, the lease will be terminated as if said date were originally set forth in the lease as the termination date of the term therein.

Except for third party claims accruing prior to the Effective Date, Landlord and Tenant will on the Effective Date remise, release and forever discharge each other and their respective heirs, executors, administrators, legal representatives, successors and assigns of and from all actions or causes of action, sums of money, acts, damages, judgments, claims, liability and demands whatsoever of every name and nature, in law or in equity which Landlord or Tenant can, will or may have, upon or by reason of any matter, cause or thing whatsoever, directly or indirectly, arising out of or connected in any way with the Lease or arising out of or in any way connected with the use and occupancy of the Premises; provided, however, that this shall not be deemed to release Tenant for sums due Landlord that accrued prior to the Effective Date under the terms of the Lease. The above obligations of Landlord and Tenant shall survive the surrender of the lease on the Effective Date.

WALK-UP ATM. Landlord agrees to allow the Tenant to install a walk-up ATM machine on the exterior of the leased premises provided Tenant, at its cost, obtains all governmental approvals and necessary permits for same. The design and location of which are subject to Landlord's approval, not to be unreasonably withheld, however, the ATM machine must be flush with the front of the building and Tenant will remove one glass windowpane to insert the ATM flush with the building. Further, the Tenant will replace the windowpane when it relocates to the other building or at the expiration or earlier termination of the Lease. Tenant shall be responsible for repairing any damage or defect created in the premises resulting from the installation of said ATM machine.




                                        2